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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                                October 15, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         CHOICE ONE COMMUNICATIONS INC.

             (Exact name of registrant as specified in its charter)


          Delaware                        0-29279                16-1550742
          --------                        -------                ----------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 15, 2003, the Audit Committee of Choice One Communications Inc. (the "Company") engaged Deloitte & Touche LLP ("Deloitte") as the new independent accountants for the Company, effective on October 15, 2003. During the fiscal years ending December 31, 2001 and December 31, 2002 and through the appointment of Deloitte, the Company has not consulted with Deloitte regarding any of the following:

     (i) the application of accounting principles to a specified transaction, either completed or proposed;

     (ii) the type of audit opinion that might be rendered on the Company's financial statements; or

     (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of the Securities and Exchange Commission's Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     Exhibit No.     Description
     -----------     -----------
        99.1         Press Release dated October 20, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHOICE ONE COMMUNICATIONS INC.


Dated: October 20, 2003             By: /s/ Ajay Sabherwal
                                        ------------------------------------
                                        Name: Ajay Sabherwal
                                        Title: Executive Vice President, Finance
                                        and Chief Financial Officer